IDEX MUTUAL FUNDS
                      IDEX JCC GROWTH, IDEX JCC GLOBAL AND
                             IDEX JCC BALANCED FUNDS
      SUPPLEMENT DATED JANUARY 1, 2000 TO PROSPECTUS DATED NOVEMBER 1, 1999


THE FOLLOWING REPLACES THE PARAGRAPH IN THE LEFT HAND COLUMN ON PAGE 42 OF THE PROSPECTUS UNDER THE SECTION TITLED "HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED - IDEX JCC GLOBAL":

HELEN YOUNG HAYES AND LAURENCE CHANG serve as co-fund managers of this fund. Ms. Hayes has served as manager of this fund since its inception, and as co-manager since January 2000. She has been employed by JCC since 1987.

Laurence Chang has served as co-manager of this fund since January 2000. Before joining JCC in 1993, Mr. Chang was a project director at the National Security Archive.

THE FOLLOWING REPLACES THE PARAGRAPH IN THE LEFT HAND COLUMN ON PAGE 42 OF THE PROSPECTUS UNDER THE SECTION TITLED "HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED - IDEX JCC GROWTH":

EDWARD KEELY has served as manager of this fund since January 2000. He served as co-manager of the fund since January 1999. Prior to joining JCC in 1998, Mr. Keely was a senior vice president of investments at Founders.

THE FOLLOWING REPLACES THE PARAGRAPH IN THE RIGHT HAND COLUMN ON PAGE 42 OF THE PROSPECTUS UNDER THE SECTION TITLED "HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED - IDEX JCC BALANCED":

KAREN L. REIDY, CFA, has served as manager of this fund since January 2000. Prior to joining JCC in 1995, she was a manager in both the Mergers and Acquisitions and Audit business units at Price Waterhouse.

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